UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2022

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 971 4 3966949

Tribe Capital Growth Corp I

2700 19th Street

San Francisco, CA 94110

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	IRAA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 1, 2022, Tribe Capital Markets LLC (“Tribe”) withdrew as a member of our sponsor, Tribe Arrow Holdings I LLC, a Delaware limited liability company (“Sponsor”). In conjunction with the withdrawal of Tribe as a member of the Sponsor, on July 26, 2022, the following actions occurred (i) Arjun Sethi resigned in his capacity as Chairman and Chief Executive Officer of Iris Acquisition Corp (formerly known as Tribe Capital Growth Corp I) (the “Company”), (ii) Henry Ward resigned from his role as an independent director of the Company, (iii) Omar Chohan resigned from his role as Chief Financial Officer of the Company and (iv) Ted Maidenberg resigned from his role as Secretary of the Company. These departures were not the result of any disagreement between the Company and such individuals on any matter relating to the Company’s operations, policies, or practices.

Effective July 26, 2022, the Board of Directors of the Company subsequently appointed (i) Sumit Mehta to serve as the Company’s Chief Executive Officer, (ii) Lisha Parmar to serve as the Company’s Chief Financial Officer, and (iii) Omkar Halady to serve as the Vice President of the Company. Rohit Nanani, an existing director of the Company, will serve as Chairman of the Board of Directors.

Sumit Mehta was previously the Vice President of the Company. Mr. Mehta has been a Managing Director at Arrow Capital since 2019 where he heads the Special Situations Group focused on M&A Advisory, Corporate Finance and Private Equity. He has over 17 years of experience in this industry. In his previous role, starting in 2007, Mr. Mehta was the head of Deal Structuring & Advisory at Daman Investments, one of the leading investment companies in Dubai and family/ investment office of Gargash Group, a prominent business group in the Gulf Cooperation Council (GCC). Mr. Mehta started his career with ABN AMRO in India as an investment advisor prior to moving to the Middle East. Mr. Mehta has a BA in Economics from Delhi University and an MBA from Cass School of Business.

Lisha Parmar is a seasoned financial services professional with over 13 years of experience in Asset Management, Corporate Finance, M&A and Private Equity advisory across sectors such as high growth Technology, Consumer care, Automobile, Real Estate, Insurance and Hospitality in global markets. Lisha is currently a Vice President at Arrow Capital, where she leads origination, strategy, structuring, due-diligence and closing of buy-side and sell-side M&A advisory, Private Debt and Equity Fund raising and capital market advisory transactions including working closely with Companies and Founders on driving business growth and value post transaction. Prior to Arrow, Ms. Parmar served as a Senior Associate at Daman Investments from 2017 to 2019, one of the leading investment companies in Dubai and family/ investment office of the Gargash Group in their Deal Structuring & Advisory Division.  Ms. Parmar started her career with J.P. Morgan & Co in 2009 where she spent 7 years in J.P. Morgan Global Asset Management, responsible for portfolio management, research and investment analytics of Real Estate and Global Equities Fund Strategies with collectively $100+ billion in client assets. Ms. Lisha received her Masters in Management Studies in Finance from University of Mumbai and is currently pursuing a CFA designation.

Omkar Halady has over 11 years of experience in M&A, Private Equity and transactional advisory across sectors such as Education, Hospitality, Healthcare, Technology, FMCG and Food & Beverage. He has worked closely with founders of tech-driven businesses advising on growth strategy, fund raising and improving overall operations of company, guiding them through their growth journey. Mr. Halady is currently serving as a Senior Associate at Arrow Capital since 2021, responsible for buy-side and sell-side advisory transactions, Prior to Arrow, Mr. Halady worked as a consultant in various GCC based Private Consulting firms such as Ideal Management Consultants (UAE based Consulting Firm) and Falak Consulting (Bahrain based Consulting Firm) between 2013-2021. Mr. Halady has also served in various analytical roles at Big 4 names such as Ernst & Young and Grant Thornton from 2010 -2013. Mr. Halady holds a Bachelors of Commerce from Periyar University.

There are no family relationships between Mr. Mehta, Ms. Parmar, or Mr. Halady and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company that are subject to disclosure under Item 404(d) of Regulation S-K.

There are no transactions between the Company and Mr. Mehta, Ms. Parmar, or Mr. Halady that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with these appointment, Mr. Mehta, Ms. Parmar, and Mr. Halady are expected to enter into indemnity agreements and letter agreements with the Company on the same terms as the indemnity agreements and letter agreement entered into by the directors and officers of the Company at the time of the Company’s initial public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Additionally, in connection with the resignation of Tribe as a member of the Sponsor, the Company’s Board of Directors (the “Board”) deemed it beneficial to the Company and its stockholders to change the Company’s name from Tribe Capital Growth Corp I to Iris Acquisition Corp (the “Name Change”). Accordingly, on July 26, 2022, the Company filed, with the Delaware Secretary of State, a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company to effect the name change (the “Certificate of Amendment”). The Certificate of Amendment provided that the Name Change would be effective upon filing. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Name Change was approved by the Board by written consent in lieu of a meeting on July 26, 2022. Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval is not required to complete the Name Change and or to approve or effect the Certificate of Amendment.

As a result of the Name Change, the Company also amended and restated its bylaws, solely to change the name of the Company included therein. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 27, 2022, the Company issued a press release announcing its name change to Iris Acquisition Corp and changes in the management of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events.

We were previously affiliated with Tribe Capital Management LLC (“TCM”), an SEC-registered investment adviser. Tribe recently forfeited all of the interests it owned in our sponsor, Tribe Arrow Holdings I LLC, to Arrow Capital (“Arrow”) and affiliates of Tribe have resigned from their roles as officers and directors of the Company. In addition, TCM has terminated its investment advisory relationship with the Company with the consent and approval of our Board of Directors. In connection with Tribe’s withdrawal from the Sponsor, all amounts previously owed by the Company to TCM have been forgiven and that certain Administrative Support Agreement between the Company and TCM has been terminated. Following the termination of these relationships and resignation of Tribe, TCM and its and their affiliates (the “Tribe Entities”), the Tribe Entities intend to play no further role in the operations of our Company.

In connection with the resignation of Tribe as a member of the Sponsor, the Company’s strategy to identify a target business has been revised as described below and supersedes in all respects any description of the Company’s investment team, strategy, methods of sourcing, and intended operations set forth in prior filings, including without limitation the following sections and subsections of the Company’s Form S-1 (as amended from time to time) filed on January 25, 2021: “Introduction”, “Our Mission and Competitive Advantages”, “Business Combination Criteria”, “Sourcing of Potential Initial Business Combination Targets”, “Proposed Business”, and “Investment Team”.

General

Arrow is a boutique asset manager and investment advisory firm that is a registered investment management company with offices in Dubai (regulated by Dubai Financial Services Authority – DFSA) and Mauritius (regulated by Financial Services Commission – FSC).

There is no restriction in the geographic location or business of targets we can pursue. However, with the recent change of management, we intend to prioritize (i) emerging markets followed by the United States and rest of Asia (excluding China and Hong Kong), and (ii) technology-led companies focused on essential sectors.

Our Management Team

We are led by individuals with decades of executive investment experience across several sectors and investment strategies. They collectively possess a deep understanding of and experience in investing and operating companies in sectors such as healthcare, retail, technology, fast-moving consumer goods (FMCG), consumer care, among others, and possess strong knowledge and experience in financial, legal and regulatory matters, initial public offerings, private equity and venture capital. The management team and Board of Directors will be supported by Arrow’s investment team and the broader Arrow Capital organization.

Our Investment Team

Arrow’s investment team brings together a wealth of experience across investment banking, mergers & acquisitions, and asset management. Our investment team is further complemented by world-class support functions across legal, compliance, tax and finance. That team has deep experience in:

•	sourcing, structuring and executing investment opportunities across the public-private spectrum;
•	leveraging insights and experience through proprietary deal flow and investments, helping to qualify and optimize financial structures, performance and strategy of a company; and
•	creating long-term shareholder value through identifying value enhancements and delivering operating efficiency.

Our Board of Directors

Rohit Nanani has served as one of our directors since March 2021 and has served as the Chairman of the Board of Directors since July 2022. Mr. Nanani is the Founder and CEO of Arrow Capital, which he founded in 2016, a boutique asset manager and investment advisory firm. Mr. Nanani has a proven track record as an international banker with 20+ years of experience in global financial markets. He has held several executive positions across notable global institutions, including as a Managing Director with Barclays Bank Plc (DIFC – Dubai), starting in 2013, and heading the GSAC (South Asian Clients) business and as Executive Director at UBS Singapore commencing in 2009, having clientele across South East Asia, Middle East, Africa and UK. Prior to his private banking experience, Mr. Nanani spent ten years with global institutions such as ABN AMRO and Bank of Nova Scotia in India in the Corporate Banking business. His rich and varied experience across corporate banking and private banking gives him an advantage in providing holistic advisory services to ultra-high net worth clients and large family offices. Mr. Nanani has a Bachelor of Commerce degree in Accounting, Finance and Economics from Delhi University and a Post-Graduate Diploma in Business Management from M.S. Ramaiah Institute of Management. We believe Mr. Nanani is well qualified to serve as a Director given his deep experience in finance, global banking, and serving the requirements of ultra-high net worth clients across Asia and Middle East.

Richard Peretz has served as one of our directors since March 2021. Mr. Peretz recently retired as the chief financial officer and treasurer of UPS, which he served from 2015 to 2020. Mr. Peretz was responsible for Global Finance activities at UPS. He also served as a member of the UPS Management Committee, setting strategy for long-term growth including the current capital structure realignment and transformation initiatives. Mr. Peretz was also responsible for UPS’s Initial Public Offering in 1999, at the time the largest in U.S. history. Prior to being named CFO, Mr. Peretz held various leadership positions at UPS, including corporate controller and treasurer from 2007-2015. Mr. Peretz graduated with an MBA from Emory University and a bachelor’s degree in Business Administration (BBA) from University of Texas - San Antonio. We believe Mr. Peretz is well qualified to serve as Director given his extensive experience in private and public companies, his roles as CFO and Treasurer of a multinational corporation and vast experience in management.

Duriya Farooqui has served as one of our directors since March 2021. Ms. Farooqui has been an independent director at InterContinental Hotels Group PLC (NYSE: IHG) as of 2020, and at Intercontinental Exchange, Inc. (NYSE: ICE) since 2017. She also serves on the boards of NYSE and ICE NGX, all of which are ICE subsidiaries. Most recently, between 2019 and 2020, Ms. Farooqui was president of supply chain innovation at Georgia Pacific, leading an innovation organization where over 40 companies came together to solve supply chain challenges through rapid experimentation, digital technology and collaboration. Ms. Farooqui was previously executive director of Atlanta Committee for Progress (ACP), a coalition of leading CEOs addressing critical economic development issues for Atlanta; a role she held from 2016 to 2018. Ms. Farooqui was a principal at Bain & Company from 2014 to 2016. She served the City of Atlanta through several leadership positions including, chief operating officer from 2011 to 2013, deputy chief operating officer from 2010 to 2011 and director from 2007 to 2009. At the start of her career, she worked with the Center for International Development at Harvard University, The World Bank, and the Center for Global Development. Ms. Farooqui is a Trustee of the Woodruff Arts Center and Agnes Scott College. She holds a Bachelor of Arts degree in Economics and Mathematics from Hampshire College and a Master of Public Administration in International Development from the Kennedy School of Government at Harvard University. We believe Ms. Farooqui is well qualified to serve as a Director due to her experience as a public company director and management experience.

Business Strategy

Going forward, our strategy is to identify a business combination that we believe can benefit from our experience and strategic guidance, thus creating long-term value for our shareholders. We believe opportunities exist to target and combine with a high-growth business that are fundamentally sound and are poised for continued and accelerating growth, but need some form of financial, operational, strategic or managerial guidance to maximize value.

Acquisition Criteria

The objective is to generally merge with businesses which have compounding characteristics, strong growth potential, good capital efficiency, showing signs of creating large value within a niche of large sector and are run by competent management teams. We are industry-agonistic and opportunistic and will also focus on acquiring companies in special situations arising out of market or industry dynamics. While we are industry-agnostic, we intend to prioritize (i) emerging markets followed by the United States and rest of Asia (excluding China and Hong Kong), and (ii) technology-led companies focused on essential sectors. Below are the general criteria and guidelines that we believe are consistent with our acquisition philosophy and our management’s experience, and that we believe are important in evaluating prospective target businesses. Our target search and evaluation process will be guided by the following criteria; however, we may decide to consummate our initial business combination with a target business that does not meet one or more of these criteria and guidelines.

Potential to grow globally. We intend to prioritize technology businesses with the potential to expand internationally and operating in a growing global market that is ripe for disruption.

Steady Growth Business with High Revenue Potential. We will focus on investments whose growth potential is backed by adoption of technology and whose end product can be consumed by the growing middle-class population. We view growth as an important driver of value and will seek companies whose growth potential can generate meaningful upside potential.

Strong Management Background. We intend to acquire a business that has an experienced management team with a proven track record for producing rapid growth and with an ability to clearly and confidently articulate the business and market opportunities to public market investors. As such, we will spend significant time assessing a company’s leadership and personnel, and evaluating what we can do to augment and/or upgrade the team over time as needed.

Efficient use of Capital to meet Growth Objectives. We will seek businesses that we believe are at an inflection point where the utilization of our capital can further propel the expansion of their business to the next operating level. We will spend significant time assessing a company’s growth plans and projections to understand how our capital translates to operating growth and investor returns over the long-term.

Uniqueness of Product Offering. We will evaluate metrics such as recurring revenues, product life cycle, market share, cohort consistency, customer lifetime value, and customer acquisition costs to focus on businesses whose products or services are differentiated or where we see an opportunity to create value by implementing best practices.

Attractive Valuations. We will seek target companies for our initial business combination based on disciplined valuation-centric metrics.

Public Market Readiness. We will seek to acquire a business that has or can put in place prior to the closing of a business combination the governance, financial systems and controls required in the public markets.

Our Acquisition Process

In evaluating a prospective target business, we expect to conduct an extensive due diligence review which may encompass, as applicable and among other things, meetings with the incumbent management team and employees, document reviews, interviews of customers and suppliers, inspection of facilities and a review of financial and other information about the target and its industry. We will also utilize our management team’s operational and capital planning experience.

We adopt a bottom-up analytical approach while evaluating and investing in private companies and assessing the quality of management teams. Our evaluation methodology encompasses internally developed proprietary models and analytic tools covering areas such as the target’s operating models, cash flows and balance sheet risks. Furthermore, we believe our investment process and portfolio monitoring practices will allow us to identify companies that may develop into strong SPAC targets but may not currently be on the radars of competing SPAC sponsors.

Competitive Strengths and Advantages

Experienced Management Team. Our management team and strategic advisors have a substantial investment track record and advisory experience, significant knowledge of technology analytics, access to proprietary deal flow, and strong relationships with business leaders and entrepreneurs. We believe their backgrounds will allow us access to proprietary investment opportunities and position us to successfully complete an initial business combination.

Capital Structuring Solutions. We have flexibility to be able to offer a target business innovative funding options in structuring a transaction and funding future business growth. Flexibility in using our public shares, debt, cash or a mixture of the foregoing, allows us to work with a target company to accommodate their long-term working capital/ and funding needs.

Strong Deal Sourcing Network. Our management’s extensive network of contacts including private equity and venture capital sponsors, family offices, executives of public and private companies, merger and acquisition advisory firms, investment banks, capital markets desks, lenders and other financial intermediaries will enable us to maximize our pipeline of potential target investments.

Wide Sector Expertise. Our management team brings deep expertise in a wide range of sub-sectors within the technology industry. We believe that our diverse range of expertise increases our chances of identifying a business combination target where we have the expertise to appropriately diligence the investment and to provide value post business combination.

Public Company Status. We believe our status as a public company will make us an attractive transaction partner to prospective target businesses. As a public company, we believe the target business would benefit from greater access to capital to fund future growth initiatives, further means of creating incentive and compensation plans for management that are closely aligned with shareholder’s interests.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Tribe Capital Growth Corp I

3.2	Amended and Restated Bylaws

99.1	Press Release dated July 27, 2022

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Dated: July 27, 2022

	By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer